Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Bio-Path Holdings, Inc. (the “Company”) for the quarter ended June 30, 2025 as filed with the Securities and Exchange Commission (the “Report”), I, Doug P. Morris, Interim Chief Executive Officer (Principal Executive Officer) and Interim Chief Financial Officer (Principal Financial Officer) of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 14, 2025	By:	/s/ Doug P. Morris
Doug P. Morris
Interim Chief Executive Officer
(Principal Executive Officer)
Interim Chief Financial Officer
(Principal Financial Officer)